                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant                            [X]
Filed by a party other than the registrant         [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        OPTICAL COATING LABORATORY, INC.
                (Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:


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      (2)  Form, Schedule or Registration Statement No.:

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      (3)  Filing Party:

      --------------------------------------------------------------------------

      (4)  Date Filed:

                        OPTICAL COATING LABORATORY LOGO

            TO THE STOCKHOLDERS OF OPTICAL COATING LABORATORY, INC.

Dear OCLI Stockholder:

     Because of the recent announcement by JDS Uniphase Corporation of their proposed merger with E-TEK Dynamics, Inc., the Special Meeting of Stockholders of Optical Coating Laboratory, Inc. scheduled for January 25, 2000 to approve OCLI's pending merger with JDS Uniphase will be held as scheduled and then adjourned until February 4, 2000 to allow you to consider additional information about the merger.

     To that end, we have enclosed a copy of JDS Uniphase's Form 8-K filed with the Securities and Exchange Commission on January 18, 2000 which includes pro forma financial information regarding the proposed merger of JDS Uniphase and E-TEK.

     The proposed transaction between JDS Uniphase and E-TEK does not affect the previously announced clearance of the proposed merger of JDS Uniphase and OCLI under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Also, no additional filings with the SEC are required prior to completion of the merger between JDS Uniphase and OCLI.

     The date, time and place for the adjourned meeting is:

                                FEBRUARY 4, 2000
                                   11:00 A.M.
                                  HILTON HOTEL
                           3555 ROUND BARN BOULEVARD
                             SANTA ROSA, CALIFORNIA

     For more detailed information on the merger between JDS Uniphase and OCLI, please refer to the proxy statement-prospectus that was mailed to OCLI stockholders on or about December 22, 1999.

     AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS UNANIMOUSLY DETERMINED THE MERGER BETWEEN JDS UNIPHASE AND OCLI TO BE FAIR TO YOU AND IN YOUR BEST INTERESTS AND DECLARED THE MERGER ADVISABLE. OCLI'S BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS ITS ADOPTION BY YOU.

     A PROXY CARD IS ENCLOSED WITH THIS MAILING WHICH SHOULD BE USED ONLY IF YOU HAVE NOT ALREADY VOTED OR IF YOU WISH TO CHANGE YOUR PRIOR VOTE.

     Thank you for your interest in OCLI and your consideration of this matter.

                                Charles J. Abbe

                                Charles J. Abbe
                     President and Chief Executive Officer

                        Optical Coating Laboratory, Inc.
                            2789 Northpoint Parkway
                          Santa Rosa, California 95407
                           Telephone: (707) 547-6335
                           Facsimile: (707) 525-6840

January 19, 2000

PROXY
                      FOR A SPECIAL MEETING OF STOCKHOLDERS

                    [LOGO] OPTICAL COATING LABORATORY, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH C. ZILS and AGIE NAVARRO (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Hilton Hotel, 3555 Round Barn Boulevard, Santa Rosa, California, at 11:00 a.m. on Friday, February 4, 2000 and at any adjournment or postponement thereof.


                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

       THIS PROXY SHOULD BE USED ONLY IF YOU HAVE NOT ALREADY VOTED OR IF
                          YOU WISH TO CHANGE YOUR VOTE.

                                                      Please mark
                                                     your votes as
                                                      indicated in
                                                      this example.   /X/



THE MANAGEMENT RECOMMENDS A VOTE FOR ITEM 1

Item 1.                              FOR       AGAINST       ABSTAIN
                                     [ ]         [ ]            [ ]



Proposal to adopt the Agreement and Plan of Reorganization and Merger, dated as of November 3, 1999, by and among JDS Uniphase Corporation, Vintage Acquisition, Inc., a wholly owned subsidiary of JDS Uniphase, and Optical Coating Laboratory, Inc.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting.


THIS PROXY SHOULD BE USED ONLY IF YOU HAVE NOT ALREADY VOTED OR IF YOU WISH TO CHANGE YOUR VOTE.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



Signature(s)____________________________________________Dated__________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.

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                            - FOLD AND DETACH HERE -


         [TELEPHONE GRAPHIC]   VOTE BY TELEPHONE   [TELEPHONE GRAPHIC]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

    Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.


       YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL.

       IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY.
                              THANK YOU FOR VOTING.


                 CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
                            1-800-840-1208 - ANYTIME
                    There is NO CHARGE to you for this call.

PROXY
                      For a Special Meeting of Stockholders

                  [OCLI LOGO] OPTICAL COATING LABORATORY, INC.

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints JOSEPH C. ZILS and AGIE NAVARRO (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Hilton Hotel, 3555 Round Barn Boulevard, Santa Rosa, California, at 11:00 a.m. on Friday, February 4, 2000 and at any adjournment or postponement thereof.


                  (Continued, and to be signed on the other side)

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                             FOLD AND DETACH HERE

                                                                Please mark
                                                              your votes as
                                                               indicated in
                                                               this example. /X/

THE MANAGEMENT RECOMMENDS A VOTE FOR ITEM 1
                  FOR    AGAINST     ABSTAIN

Item 1.          /  /     /  /        /   /



Proposal to adopt the Agreement and Plan of Reorganization and Merger, dated as of November 3, 1999, by and among JDS Uniphase Corporation, Vintage Acquisition, Inc., a wholly owned subsidiary of JDS Uniphase, and Optical Coating Laboratory, Inc.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting.




                          This proxy, when properly signed, will be voted in the manner directed herein by the undersigned Stockholder.
                              IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
                                                               FOR THE PROPOSAL.



Signature(s)_______________________________________________Dated________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE


         This proxy should be used ONLY if you have not already voted or you wish to change your vote.

PROXY

                  [OCLI LOGO] OPTICAL COATING LABORATORY, INC.

                              DIRECTION TO TRUSTEE
                                OCLI 401(k) PLAN


I hereby direct you as Trustee of the OCLI 401(k) Plan to vote the shares of Optical Coating Laboratory, Inc. (OCLI) Common Stock credited to my account under the aforementioned plan at the Special Meeting of Stockholders of OCLI to be held at the Hilton Hotel, 3555 Round Barn Boulevard, Santa Rosa, California, at 11:00 a.m. on Friday, February 4, 2000, and at any adjournment or postponement thereof.

I have filled in the appropriate boxes on the other side of the card, and I authorize you to vote as indicated. Pursuant to the OCLI 401(k) Plan, in the absence of any instructions from me as to any item, shares credited to my account shall be voted by you, as Trustee, in the same proportion as shares are voted for which instructions are received.



                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

       THIS PROXY SHOULD BE USED ONLY IF YOU HAVE NOT ALREADY VOTED OR IF
                          YOU WISH TO CHANGE YOUR VOTE.

                        Please mark your votes as indicated in this example. [X]

THE MANAGEMENT RECOMMENDS A VOTE FOR ITEM 1
                                              FOR   AGAINST   ABSTAIN
Item 1.                                       [ ]     [ ]       [ ]

Proposal to adopt the Agreement and Plan of Reorganization and Merger, dated as of November 3, 1999, by and among JDS Uniphase Corporation, Vintage Acquisition, Inc., a wholly owned subsidiary of JDS Uniphase, and Optical Coating Laboratory, Inc.

                 THIS PROXY SHOULD BE USED ONLY IF YOU HAVE NOT
               ALREADY VOTED OR IF YOU WISH TO CHANGE YOUR VOTE.


Signature(s) ________________________________________ Dated ____________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

           [TELEPHONE GRAPHIC] VOTE BY TELEPHONE [TELEPHONE GRAPHIC]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

       YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL.

   If you vote by telephone, there is no need for you to mail back your proxy.
                              THANK YOU FOR VOTING.


                 CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
                            1-800-840-1208 - ANYTIME

                    There is NO CHARGE to you for this call.